                                 EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, That each of the undersigned directors of THE KROGER CO. (the "Company") hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 20th day of February, 1998.


(Reuben V. Anderson)                   (T. Ballard Morton, Jr.)
Reuben V. Anderson                     T. Ballard Morton, Jr.

(John L. Clendenin)                    ___________________________
John L. Clendenin                      Thomas H. O'Leary

(David B. Dillon)                      (John D. Ong)
David B. Dillon                        John D. Ong

(John T. LaMacchia)                    (Katherine D. Ortega)
John T. LaMacchia                      Katherine D. Ortega

(Edward M. Liddy)                      (Joseph A. Pichler)
Edward M. Liddy                        Joseph A. Pichler

(Patricia Shontz Longe)                (Martha Romayne Seger)
Patricia Shontz Longe                  Martha Romayne Seger

(Clyde R. Moore)                       (James D. Woods)
Clyde R. Moore                         James D. Woods

                                 EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned officer of THE KROGER CO. (the "Company") does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.


IN WITNESS WHEREOF, I have hereunto set my hand.


(J. Michael Schlotman)                                 February 20, 1998
J. Michael Schlotman
Vice President & Corporate Controller
  and Principal Accounting Officer

                                 EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned officer of THE KROGER CO. (the "Company") does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.


IN WITNESS WHEREOF, I have hereunto set my hand.


(Joseph A. Pichler)                                 February 20, 1998
Joseph A. Pichler
Chief Executive Officer
and Director

                                 EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned officer of THE KROGER CO. (the "Company") does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.


IN WITNESS WHEREOF, I have hereunto set my hand.


(W. Rodney McMullen)                                 February 20, 1998
W. Rodney McMullen
Senior Vice President
 and Chief Financial Officer

                                 EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned officer of THE KROGER CO. (the "Company") does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.


IN WITNESS WHEREOF, I have hereunto set my hand.


(David B. Dillon)                                   February 20, 1998
David B. Dillon
President and
Chief Operating Officer
and Director